EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
SECOND QUARTER ENDED JUNE 30, 2007

Natick, MA (July 20, 2007) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the second quarter ended June 30, 2007, as well as guidance for net sales and earnings per share (EPS) for the third quarter of 2007.

Highlights

•	Recorded net sales of $2.071 billion, GAAP EPS of $0.08 and adjusted* EPS of $0.18
•	Delivered operating results in the upper half of the Company’s sales and EPS ranges
•	Achieved double-digit year-over-year sales growth in all three Endosurgery businesses
•	Launched TAXUS® Express[2] ™ in Japan
•	Resolved CRM warning letter
•	Reached agreement to settle Guidant Multi-District Litigation lawsuits
•	Marked three years of DES market leadership in the U.S.

Net sales for the second quarter of 2007 were $2.071 billion as compared to $2.110 billion for the second quarter of 2006 and $2.086 billion for the first quarter of 2007.  On a pro-forma basis – as though the Company had acquired Guidant on January 1, 2006 – net sales for the second quarter of 2006 were $2.213 billion. The second quarter 2007 operating results include the Company’s Cardiac Rhythm Management (CRM) and Cardiac Surgery businesses, which were acquired as part of Guidant on April 21, 2006. Worldwide sales of the Company’s CRM group for the second quarter of 2007 were $524 million, which included $377 million of implantable cardioverter defibrillator (ICD) sales, as compared to CRM sales of $539 million for the first quarter of 2007, which included $398 million of ICD sales. U.S. CRM sales for the second quarter of 2007 were $332 million, which included $253 million of ICD sales, as compared to U.S. CRM sales of $349 million for the first quarter of 2007, which included $273 million of ICD sales.  International CRM sales for the second quarter of 2007 were $192 million, which included $124 million of ICD sales, as compared to International CRM sales of $190 million for the first quarter of 2007, which included $125 million of ICD sales.

On a pro-forma basis, worldwide CRM sales for the second quarter of 2006 were $529 million, which included $383 million of ICD sales. Pro-forma U.S. CRM sales for the second quarter of 2006 were $354 million, which included $273 million of ICD sales. Pro-forma international CRM sales for the second quarter of 2006 were $175 million, which included $110 million of ICD sales.

Worldwide sales of the Company’s drug-eluting coronary stent systems for the second quarter of 2007 were $437 million as compared to $647 million for the second quarter of 2006 and $468 million for the first quarter of 2007. U.S. sales of drug-eluting coronary stent systems for the second quarter of 2007 were $249 million as compared to $429 million for the second quarter of 2006 and $293 million for the first quarter of 2007.  International sales of drug-eluting stent systems for the second quarter of 2007 were $188 million as compared to $218 million for the second quarter of 2006 and $175 million for the first quarter of 2007. Worldwide sales of coronary stent systems for the second quarter of 2007 were $498 million as compared to $681 million for the second quarter of 2006 and $527 million for the first quarter of 2007. U.S. sales of coronary stent systems for the second quarter of 2007 were $275 million as compared to $440 million for the second quarter of 2006 and $317 million for the first quarter of 2007.  International sales of coronary stent systems for the second quarter of 2007 were $223 million as compared to $241 million for the second quarter of 2006 and $210 million for the first quarter of 2007.

GAAP net income for the second quarter of 2007 was $115 million, or $0.08 per share, on 1.5 billion weighted average shares outstanding. GAAP results for the second quarter of 2007 included net special charges (after-tax) of $9 million, or less than $0.01 per share, which consisted primarily of charges attributable to investment portfolio activity, integration of the Guidant acquisition and discrete tax items. GAAP net loss for the second quarter of 2006 was $4.262 billion, or $3.21 per share. GAAP results for the second quarter of 2006 included net special charges (after-tax) of $4.541 billion, or $3.42 per share.

Adjusted net income for the quarter, excluding net special charges and amortization and stock compensation expense, was $271 million, or $0.18 per share. Adjusted net income for the second quarter of 2006, excluding net special charges and amortization and stock compensation expense, was $412 million, or $0.31 per share.

 “We made progress in a number of key areas during the quarter,” said Jim Tobin, President and Chief Executive Officer of Boston Scientific.  “Most important, we made progress on quality throughout the organization, including the resolution of the CRM warning letter.  Both the DES and CRM markets showed signs of stabilizing, but neither has returned to the level we believe they eventually will.  We launched TAXUS Express2 in Japan, and we are off to a strong start in that market with impressive sales.  Our Endosurgery group posted another solid quarter, with double-digit growth in all three of its businesses.  Overall, we continue to move in the right direction.”

Guidance for Third Quarter 2007

The Company estimates net sales for the third quarter of 2007 of between $2.0 billion and $2.1 billion. The Company estimates EPS on a GAAP basis of between $0.03 and $0.08 per share.  In the past, the reconciliation between GAAP and adjusted EPS has excluded net special charges, amortization and stock compensation expense.  Beginning in the third quarter, the Company will exclude only acquisition-related charges and amortization expense. Using this definition, the Company estimates adjusted EPS to range between $0.12 and $0.17 per share for the third quarter.  Using this definition, adjusted EPS for the second quarter would have been $0.16 per share.

Boston Scientific officials will be discussing these results with analysts on a conference call at 8:30 am. (ET) Friday, July 20, 2007. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for one year on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, integration of acquired companies, the Company’s overall business strategy, and other factors described in the Company’s filings with the Securities and Exchange Commission.

Use of non-GAAP Financial Information

* In the past, the reconciliation between GAAP and adjusted EPS has excluded net special charges, amortization and stock compensation expense.  Beginning in the third quarter, the Company will exclude only acquisition-related charges and amortization expense.

To supplement Boston Scientific’s consolidated condensed financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures that exclude certain charges, including non-GAAP net income/loss and non-GAAP net income/loss per diluted share. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the accompanying schedules. In addition, an explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures”. Additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

                                                                            CONTACT:

Paul Donovan
508-650-8541 (office)
508-667-5165 (mobile)
Media Relations
Boston Scientific Corporation

Dan Brennan
508-650-8538 (office)
617-459-2703 (mobile)
Investor Relations
Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	June 30,
In millions, except per share data	2007	2006

Net sales	$2,071	$2,110
Cost of products sold	563	677
Gross profit	1,508	1,433

Selling, general and administrative expenses	752	728
Research and development expenses	275	283
Royalty expense	51	65
Amortization expense	158	165
Purchased research and development	(8)	4,117
	1,228	5,358
Operating income/(loss)	280	(3,925)

Other income/(expense):
Interest expense	(146)	(111)
Other, net	(8)	(150)

Income/(loss) before income taxes	126	(4,186)
Income taxes	11	76

Net income/(loss)	$115	$(4,262)

Net income/(loss) per common share - assuming dilution	$0.08	$(3.21)

Weighted average shares outstanding - assuming dilution	1,499.9	1,326.8

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

NOTE - An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

	Three Months Ended		Three Months Ended
	June 30, 2007		June 30, 2006
In millions, except per share data	Net income	Impact per diluted share	Net income/ (loss)	Impact per diluted share
GAAP results	$115	$0.08	$(4,262)	$(3.21)
Non-GAAP adjustments:
Purchase accounting adjustments			4,424	3.33
Acquisition-related and other costs	9		96	0.07	*
AAA program cancellation charges			(31)	(0.02	)*
Investment portfolio activity	14	0.01	52	0.04	*
Amortization and stock-based compensation expense	147	0.10	133	0.10	*
Discrete income tax items	(14)	(0.01)
Adjusted results	$271	$0.18	$412	0.31	*

* Calculated by assuming option dilution of 19.8 million shares

	Three Months Ended
	June 30,
	2007	2006
Purchase accounting adjustments
Purchased research and development		$4,184
Step-up value of inventory sold (a)		185
		4,369
Income tax expense (f)		55
Purchase accounting adjustments, net of tax		$4,424

Acquisition-related and other costs:
Integration costs (b)	$12	$33
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)		87
Charitable donation (c)		5
	12	125
Income tax benefit (f)	(3)	(29)
Acquisition-related and other costs, net of tax	$9	$96

AAA program cancellation charges:
Purchased research and development		$(67)
Facility costs and severance (d)		31
Amortization expense		23
		(13)
Income tax benefit (f)		(18)
AAA program cancellation charges, net of tax		$(31)

Investment portfolio activity
Investment portfolio activity (c)	$23	$67
Amortization expense	4
Purchased research and development	(8)
	19	67
Income tax benefit (f)	(5)	(15)
Investment portfolio activity, net of tax	$14	$52

Amortization and stock-based compensation expense:
Amortization expense	$154	$142
Stock-based compensation expense (e)	32	31
	186	173
Income tax benefit (f)	(39)	(40)
Amortization and stock-based compensation expense, net of tax	$147	$133

(a) Recorded to cost of products sold.
(b) Recorded $8 million in 2007 to selling, general and administrative expenses, $2 million to cost of products sold and $2 million to research and development expenses; recorded $32 million in 2006 to selling, general and administrative expenses, and $1 million to research and development expenses.

(c) Recorded to other, net.
(d) Recorded to research and development expenses.
(e) Recorded $21 million in 2007 to selling, general and administrative expenses, $7 million to research and development expenses and $4 million to cost of products sold; recorded $23 million in 2006 to selling, general and administrative expenses, $6 million to research and development expenses and $2 million to cost of products sold.

(f) Charges are tax effected at the Company’s anticipated effective tax rate, unless the item is unusual or infrequently occurring in accordance with APB No. 30, “Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions”.

BOSTON SCIENTIFIC CORPORATION
CONDENSED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30,
In millions, except per share data	2007	2006

Net sales	$4,157	$3,730
Cost of products sold	1,131	1,051
Gross profit	3,026	2,679

Selling, general and administrative expenses	1,487	1,198
Research and development expenses	564	469
Royalty expense	103	120
Amortization expense	312	203
Purchased research and development	(3)	4,117
	2,463	6,107
Operating income/(loss)	563	(3,428)

Other income/(expense):
Interest expense	(287)	(148)
Other, net	10	(179)

Income/(loss) before income taxes	286	(3,755)
Income taxes	51	175

Net income/(loss)	$235	$(3,930)

Net income/(loss) per common share - assuming dilution	$0.16	$(3.66)

Weighted average shares outstanding - assuming dilution	1,498.9	1,074.0

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

NOTE - An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

	Six Months Ended		Six Months Ended
	June 30, 2007		June 30, 2006
In millions, except per share data	Net income	Impact per diluted share	Net income/ (loss)	Impact per diluted share
GAAP results	$235	$0.16	$(3,930)	$(3.66)
Non-GAAP adjustments:
Purchase accounting adjustments			$4,424	4.12
Acquisition-related and other costs	24	0.02	96	0.09	**
AAA program cancellation charges			(31)	(0.03	)**
Investment portfolio activity	19	0.01	81	0.07	**
Amortization and stock-based compensation expense	296	0.20	187	0.17	**
Discrete income tax items	(8)	(0.01)
Adjusted results	$566	$0.38	$827	$0.76	**

** Calculated by assuming option dilution of 14.5 million shares

	Six Months Ended
	June 30,
	2007	2006
Purchase accounting adjustments
Purchased research and development		$4,184
Step-up value of inventory sold (a)		185
		4,369
Income tax expense (f)		55
Purchase accounting adjustments, net of tax		$4,424

Acquisition-related and other costs:
Integration costs (b)	$24	$33
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)	8	87
Charitable donation (c)		5
	32	125
Income tax benefit (f)	(8)	(29)
Acquisition-related and other costs, net of tax	$24	$96

AAA program cancellation charges:
Purchased research and development		$(67)
Facility costs and severance (d)		31
Amortization expense		23
		(13)
Income tax benefit (f)		(18)
AAA program cancellations charges, net of tax		$(31)

Investment portfolio activity
Investment portfolio activity (c)	$23	$105
Amortization expense	4
Purchased research and development	(3)
	24	105
Income tax benefit (f)	(5)	(24)
Investment portfolio activity, net of tax	$19	$81

Amortization and stock-based compensation expense:
Amortization expense	$308	$180
Stock-based compensation expense (e)	66	63
	374	243
Income tax benefit (f)	(78)	(56)
Amortization and stock-based compensation expense, net of tax	$296	$187

(a) Recorded to cost of products sold.
(b) Recorded $17 million in 2007 to selling, general and administrative expenses, $4 million to cost of products sold and $3 million to research and development expenses; recorded $32 million in 2006 to selling, general and administrative expenses, and $1 million to research and development.

(c) Recorded to other, net.
(d) Recorded to research and development expenses.
(e) Recorded $44 million in 2007 to selling, general and administrative expenses, $14 million to research and development expenses and $8 million to cost of products sold; recorded $43 million in 2006 to selling, general and administrative expenses, $12 million to research and development expenses and $8 million to cost of products sold.

(f) Charges are tax effected at the Company’s anticipated effective tax rate, unless the item is unusual or infrequently occurring in accordance with APB No. 30, “Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions”.

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
In millions	2007	2006

Assets
Current assets:
Cash and cash equivalents	$1,514	$1,668
Trade accounts receivable, net	1,508	1,424
Inventories	837	749
Deferred income taxes	607	583
Other current assets	470	477
Total current assets	4,936	4,901

Property, plant and equipment, net	1,779	1,726
Investments	535	596
Other assets	199	237
Intangible assets, net	23,816	23,636
	$31,265	$31,096

Liabilities and Stockholders’ Equity
Current liabilities:
Borrowings due within one year	$654	$7
Accounts payable and accrued expenses	1,888	2,067
Other current liabilities	427	556
Total current liabilities	2,969	2,630

Long-term debt	8,250	8,895
Deferred income taxes	2,683	2,784
Other long-term liabilities	1,561	1,489

Stockholders’ equity	15,802	15,298
	$31,265	$31,096

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

	Three Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2007	2006	Currency Basis	Currency Basis

DOMESTIC	$1,220	$1,315	(7%)	(7%)

Europe	451	431	5%	(2%)
Japan	192	149	28%	36%
Inter-Continental	208	215	(3%)	(8%)
INTERNATIONAL	851	795	7%	4%

WORLDWIDE	$2,071	$2,110	(2%)	(3%)

	Three Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2007	2006	Currency Basis	Currency Basis

Interventional Cardiology	$767	$964	(20%)	(21%)
Peripheral Interventions / Vascular Surgery	161	168	(5%)	(6%)
Electrophysiology	36	33	12%	11%
Neurovascular	88	82	6%	5%
Cardiac Surgery	48	38	27%	27%
Cardiac Rhythm Management	524	436	20%	18%
CARDIOVASCULAR	1,624	1,721	(6%)	(7%)

Oncology	59	52	12%	11%
Endoscopy	208	189	10%	9%
Urology	100	90	11%	11%
ENDOSURGERY	367	331	11%	10%

NEUROMODULATION	80	58	36%	34%

WORLDWIDE	$2,071	$2,110	(2%)	(3%)

Certain amounts in the tables above may not sum or recalculate due to rounding of individual components.

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

	Six Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2007	2006	Currency Basis	Currency Basis

DOMESTIC	$2,490	$2,306	8%	8%

Europe	914	745	23%	14%
Japan	351	283	24%	29%
Inter-Continental	402	396	1%	(2%)
INTERNATIONAL	1,667	1,424	17%	12%

WORLDWIDE	$4,157	$3,730	11%	10%

	Six Months Ended
	June 30,		Change
			As Reported	Constant
In millions	2007	2006	Currency Basis	Currency Basis

Interventional Cardiology	$1,570	$1,913	(18%)	(19%)
Peripheral Interventions / Vascular Surgery	315	352	(11%)	(12%)
Electrophysiology	73	67	9%	8%
Neurovascular	179	162	10%	8%
Cardiac Surgery	97	38	159%	158%
Cardiac Rhythm Management	1,062	436	144%	139%
CARDIOVASCULAR	3,296	2,968	11%	9%

Oncology	115	106	8%	7%
Endoscopy	409	369	11%	9%
Urology	195	180	9%	8%
ENDOSURGERY	719	655	10%	8%

NEUROMODULATION	142	107	32%	31%

WORLDWIDE	$4,157	$3,730	11%	10%

Certain amounts in the tables above may not sum or recalculate due to rounding of individual components.

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS - THREE MONTHS ENDED JUNE 30, 2007
(Unaudited)

	Q2 2007 Net Sales as compared to Q2 2006
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

DOMESTIC	$(95)	$(95)

Europe	$20	$(8)	$28
Japan	43	54	(11)
Inter-Continental	(7)	(18)	11
INTERNATIONAL	56	28	28

WORLDWIDE	$(39)	$(67)	$28

	Q2 2007 Net Sales as compared to Q2 2006
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

Interventional Cardiology	$(197)	$(203)	$6
Peripheral Interventions/Vascular Surgery	(7)	(11)	4
Electrophysiology	3	3
Neurovascular	6	4	2
Cardiac Surgery	10	10
Cardiac Rhythm Management	88	79	9
CARDIOVASCULAR	(97)	(118)	21

Oncology	7	6	1
Endoscopy	19	16	3
Urology	10	9	1
ENDOSURGERY	36	31	5

NEUROMODULATION	22	20	2

WORLDWIDE	$(39)	$(67)	$28

Actual calculation of the percentage change in net sales on a constant currency basis may differ slightly due to rounding of amounts in the tables above.

NOTE - An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS - SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

	Q2 2007 Net Sales as compared to Q2 2006
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

DOMESTIC	$184	$184

Europe	$169	$104	$65
Japan	68	82	(14)
Inter-Continental	6	(9)	15
INTERNATIONAL	243	177	66

WORLDWIDE	$427	$361	$66

	Q2 2007 Net Sales as compared to Q2 2006
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

Interventional Cardiology	$(343)	$(364)	$21
Peripheral Interventions/Vascular Surgery	(37)	(43)	6
Electrophysiology	6	5	1
Neurovascular	17	13	4
Cardiac Surgery	59	59
Cardiac Rhythm Management	626	605	21
CARDIOVASCULAR	328	275	53

Oncology	9	7	2
Endoscopy	40	32	8
Urology	15	14	1
ENDOSURGERY	64	53	11

NEUROMODULATION	35	33	2

WORLDWIDE	$427	$361	$66

Actual calculation of the percentage change in net sales on a constant currency basis may differ slightly due to rounding of amounts in the tables above.

NOTE - An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

BOSTON SCIENTIFIC CORPORATION
Q2 2007 AND ESTIMATED Q3 2007 NON-GAAP NET INCOME PER SHARE RECONCILIATION
(Unaudited)

	Net Income per Share - Assuming Dilution
	Q2 Results	Q3 Estimate	Q3 Estimate
	(Actual)	(Low)	(High)
GAAP results	$0.08	$0.03	$0.08

Estimated amortization expense	0.08	0.08	0.08
Estimated acquisition-related charges	0.00	0.01	0.01

Adjusted results	$0.16	$0.12	$0.17

Beginning in the third quarter of 2007, the Company will exclude only acquisition-related charges (if any) and amortization expense from its non-GAAP measure of net income per share.  The above chart reconciles Boston Scientific’s estimated third quarter 2007 GAAP to non-GAAP net income per share and actual second quarter 2007 GAAP to non-GAAP net income per share using this definition of its adjusted results.

An explanation of the ways in which Boston Scientific management uses these non-GAAP measures to evaluate its business, the substance behind Boston Scientific management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Boston Scientific management compensates for those limitations, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included in the exhibit labeled “Use of Non-GAAP Financial Measures.”

Use of Non-GAAP Financial Measures

To supplement Boston Scientific’s consolidated condensed financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures that exclude certain charges, including non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

The GAAP measure most comparable to non-GAAP net income is GAAP net income and the GAAP measure most comparable to non-GAAP net income per diluted share is GAAP net income per diluted share. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measure are included in the accompanying schedules.

To calculate regional and divisional revenue growth rates that exclude the impact of foreign exchange, the Company converts actual current-period net sales from local currency to U.S. dollars using constant foreign exchange rates. The GAAP measure most comparable to this non-GAAP measure is growth rate percentages based on GAAP revenue. A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included in the accompanying schedules.

Use and Economic Substance of Non-GAAP Financial Measures Used by Boston Scientific
Management uses these supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management uses these non-GAAP measures for the three and six month periods ending June 30, 2007 and June 30, 2006 as the basis for assessing the ability of the underlying business to generate cash and pay down debt. In addition, management uses these non-GAAP measures to further its understanding of the performance of the Company’s operating segments. The adjustments excluded from the Company’s non-GAAP measures are consistent with those excluded from its reportable segments’ measure of profit or loss. These adjustments are excluded from the segment measures that are reported to the Company’s chief operating decision maker and are used to make operating decisions and assess performance.

The following is an explanation of each of the adjustments that management excluded as part of its non-GAAP measures for the three and six month periods ending June 30, 2007 and June 30, 2006, as well as reasons for excluding each of these individual items:

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Purchase accounting adjustments - For the three and six month periods ending June 30, 2006, these adjustments primarily consisted of purchased research and development attributable to the Guidant acquisition and the step-up value of acquired Guidant inventory sold during the period. Purchased research and development is a non-cash charge and does not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of purchased research and development from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. The step-up value of acquired inventory is a cost directly attributable to the Guidant acquisition and is not indicative of the Company’s on-going operations, or on-going cost of products sold. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

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Acquisition-related and other costs – For the three and six month periods ending June 30, 2007 and June 30, 2006, these adjustments primarily consisted of integration costs associated with the Guidant acquisition that are non-capitalized expenses and the fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase. The integration costs associated with the Guidant acquisition do not reflect expected future operating expenses. The fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase is not indicative of the Company’s on-going operations and is not used by management to assess the Company’s performance, or compare the Company’s performance to prior periods. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

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AAA program cancellation charges – For the three and six month periods ending June 30, 2006, these adjustments primarily consisted of a credit to purchased research and development, facility and severance costs associated with the program termination, and amortization expense associated with an impairment charge on the remaining intangible assets. Purchased research and development is a non-cash item and does not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of purchased research and development from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. The facility and severance costs do not reflect expected future operating expenses and Boston Scientific management excludes them in assessing current operating performance. The charge associated with the write-off of the related intangible assets is a non-cash charge and is not reflective of future operating performance. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

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Investment portfolio activity – For the three and six month periods ending June 30, 2007 and June 30, 2006, these adjustments primarily represent net investment write-downs to reflect declines in the fair value of certain of the Company’s strategic alliances below the Company’s carrying value for the impacted investments; a net credit to purchased research and development; and amortization expense associated with a write-down of an intangible asset. Investment write-downs are highly variable and difficult to predict. In addition, investment write-downs are non-cash charges and do not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of these charges from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. Purchased research and development is a non-cash item and does not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. The amortization expense associated with the write-down of an intangible asset is a non-cash charge and is not reflective of future operating performance. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

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Amortization and stock compensation expense - The amount of amortization and stock compensation expense vary based on decisions made at the corporate level and the expenses are not necessarily reflective of operating performance. In addition, amortization and stock compensation expense are non-cash charges and do not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Further, following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of stock compensation and amortization from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. Therefore, amortization and stock compensation expense are excluded from management’s assessment of operating performance and are also excluded from the measures management uses to set employee compensation. Accordingly, management believes this may be useful information to users of its financial statements and therefore has excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance, particularly in terms of liquidity.

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Discrete income tax items - For the three and six month periods ending June 30, 2007, these items relate to the reversal of previously established accruals and the establishment of new accruals for certain tax exposures associated with prior periods. These adjustments are highly variable and difficult to predict. Accordingly, management excluded these items for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

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Foreign exchange on net sales - The impact of foreign exchange is highly variable and difficult to predict. Accordingly, management excludes the impact of foreign exchange for purposes of reviewing regional and divisional revenue growth rates to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

Material Limitations Associated with the Use of Non-GAAP Financial Measures
Non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange may have limitations as analytical tools, and these non-GAAP measures should not be considered in isolation or as a replacement for GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are:

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Items such as purchased research and development, the fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase and the net write-down of certain of the Company’s investments reflect economic costs to the Company and are not reflected in non-GAAP net income and non-GAAP net income per diluted share.

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Items such as Guidant integration costs, facility and severance costs and discrete income tax items that are excluded from non-GAAP net income and non-GAAP net income per diluted share can have a material impact on cash flows and GAAP net income and net income per diluted share.

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Items such as amortization of purchased intangible assets, though not directly affecting Boston Scientific’s cash flow position, represent a reduction in value of intangible assets over time. The expense associated with this reduction in value is not included in Boston Scientific’s non-GAAP net income or non-GAAP net income per diluted share and therefore these measures do not reflect the full economic effect of the reduction in value of those intangible assets.

•	Items such as stock compensation expense, though not directly affecting the Company’s cash flow position, represent compensation cost under GAAP. Stock compensation expense is not included in non-GAAP net income or non-GAAP net income per diluted share and therefore these measures do not reflect the full economic cost of compensating employees.

•	Revenue growth rates stated on a constant currency basis, by their nature, exclude the impact of foreign exchange, which may have a material impact on GAAP net sales.

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Other companies may calculate non-GAAP net income, non-GAAP net income per diluted share, or regional and divisional revenue growth rates that exclude the impact of foreign exchange differently than Boston Scientific does, limiting the usefulness of those measures for comparative purposes.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures
Boston Scientific compensates for the limitations on its non-GAAP financial measures by relying upon its GAAP results to gain a complete picture of the Company’s performance. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

The Company provides detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure in the accompanying schedules, and Boston Scientific encourages investors to review these reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors
The Company believes that providing non-GAAP net income, non-GAAP net income per share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange in addition to the related GAAP measures provides investors with greater transparency to the information used by Boston Scientific management for the three and six month periods ending June 30, 2007 and June 30, 2006 in its financial and operational decision-making and allows investors to see Boston Scientific’s results “through the eyes” of management. The Company further believes that providing this information better enables Boston Scientific’s investors to understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Boston Scientific’s operating performance with the performance of other companies in its industry that supplement their GAAP results with non-GAAP financial measures.

Non-GAAP Financial Measures Beginning in the Third Quarter of 2007
Beginning in the third quarter of 2007, the Company will exclude only acquisition-related charges (if any) and amortization expense from its non-GAAP measure of net income and its non-GAAP measure of net income per diluted share. Acquisition-related charges would include items discussed above in the “Purchase accounting adjustments” and “Acquisition-related and other costs”.